SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 29, 2001
                        (Date of earliest event reported)



                                  NAVTECH, INC.
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               (Exact name of Registrant as specified in charter)



        Delaware                    0-15362                 11-2883366
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(State or other jurisdiction   (Commission File No.)  (IRS Employer
of incorporation)                                      Identification Number)


             2340 Garden Road, Suite 102, Monterey, California   93940
             ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883
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Item 5.  Other Events

     On November 29, 2001, Navtech, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, that David Strucke had been appointed President and Chief Executive Officer of the Company and that certain changes had been made in the composition of its Board of Directors. The changes are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and
         Exhibits.

                  (c)      Exhibits.
                           --------

                           99.1     Press Release, dated November 29, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NAVTECH, INC.


Dated: November 29, 2001              By: /s/ David Strucke
                                         --------------------------------------
                                         David Strucke
                                         President, Chief Executive Officer and
                                         Chief Financial Officer